Exhibit 99.1

U.S. Department of Justice
Office of the United States Trustee
District of Delaware
J. Caleb Boggs Federal Building
844 King Street, Suite 2313, Lockbox 35
Wilmington, Delaware 19801
(302) 573-6491
Fax: (302) 573-6497

May 11, 2007

To: Equity Security Holders in Jointly-Administered Cases of Hancock Fabrics, Inc., et al.

Re:	Official Committee of Equity Security Holders - In re Hancock Fabrics, Inc., et al.
District of Delaware - Bankruptcy Case No. 07-10562(BLS)

Kelly Beaudin Stapleton, the United States Trustee for Region 3, is seeking to appoint an Official Committee of Equity Security Holders in the above-captioned jointly-administered cases. The Debtors have identified you as being one of the largest holders of equity securities in this case.

To enable us to promptly complete the equity committee selection process, we request that you complete the enclosed questionnaire and return it to us by May 21, 2007 if you wish to volunteer for membership on the committee. If you are not the actual owner or holder of the equity interest in the Debtor, please direct this material to its proper recipient. Responses by facsimile are requested. Your response should be transmitted to facsimile number (302) 573-6497.

A meeting of the largest holders of equity securities has been scheduled for:

Date/Time:    May 22, 2007 @ 1:30 p.m.
Location:       J. Caleb Boggs Federal Building
                        844 King Street
                        Room 5209
                        Wilmington, Delaware 19801

In addition to sending back your questionnaire, it is important that you attend this meeting. If you cannot attend the meeting and you wish to be considered for serving on the equity committee, you should immediately advise the Office of the United States Trustee.

The United States Trustee may appoint a committee consisting of equity security holders who attend the meeting or otherwise indicate a willingness to serve on the Committee. If you do not attend the scheduled meeting, or do not affirmatively indicate your willingness to serve, you will not be considered for appointment to the equity committee. If you send an attorney or someone else to represent you at the meeting, your representative must present your written proxy authorizing the representative to act on your behalf.

If you have any questions please do not hesitate to contact our Office at (302) 573-6491. Thank you for your cooperation.

Respectfully yours,

/s/ Andrew R. Vara

for Andrew R. Vara
Assistant U.S. Trustee

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE FOR THE DISTRICT OF DELAWARE

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EQUITY SECURITY HOLDERS’ COMMITTEE QUESTIONNAIRE
FOR HANCOCK FABRICS, INC., ET AL, D. DEL. BANKR. CASE NO. 07-10353(BLS)

1.  How many share of the debtors’ equity securities (“Stock”) do you or your company own (if applicable, please identify by debtor and class of Stock? ___________
_________________________________________________________________________________________________________________________________

2.  Did you or your company purchase any shares of Stock on or after March 21, 2007?

______________ Yes ______________ No

If yes, how many of each type of shares were purchased on or after March 21, 2007?

__________________________________________________________________________________

3.  Have you ever been an officer, director, agent, representative or employee of Hancock Fabrics, Inc., or any of its subsidiaries or affiliates?

______________ Yes ______________ No

If yes, please describe the nature of your relationship with the debtor/subsidiary/affiliate:

__________________________________________________________________________________

4.  Do you or your company have any monetary claims or other legal claims against any of the debtors other than as a holder of Stock?

______________ Yes   ______________ No

If yes, please explain: _________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

I hereby certify that, to the best of my knowledge and belief, the above answers to this questionnaire are true and correct.

(Company Name) (if stock is company-owned)	(Signature)

(Address)	(Print Name)

(Telephone Number)	(Position) (if stock is company-owned)
Date:
(Facsimile Number)